SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                February 2, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)


                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          740 Lomas Santa Fe, Suite 210
                           San Diego, California 92075
                    (Address of principal executive offices)


                                 (858) 793-8840
                         (Registrant's telephone number)



       Nevada                   0-27915                    88-0363979
   (State or other            (Commission                (I.R.S. Employer
   Jurisdiction of            File Number)               Identification No.)
    Incorporation)


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ITEM 5.  OTHER EVENTS.

       On February 16, 2004, we issued the press release attached hereto as
Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Business Acquired. Not applicable.

   (b) Pro Forma Financial Information. Not applicable.

   (c) Exhibits.

         No.      Description
         --------------------

         99.1 Press release regarding Appointment of Mark J. Miller as Chief Operating Officer issued February 16, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2004               GENIUS PRODUCTS, INC.

                                      By: /s/ Klaus Moeller
                                          --------------------------------------
                                          Klaus Moeller, Chief Executive Officer